UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  February 22, 2005
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                      Coastal Bancshares Acquisition Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         000-51155                                      20-1191778
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   (Commission File Number)                   (IRS Employer Identification No.)

   9821 Katy Freeway, Suite 500
   Houston, Texas                                           77024
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (713) 827-2104
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

     On March 8, 2005, Coastal Bancshares Acquisition Corp. (the "Company") entered into a financial advisory agreement (the "Financial Advisory Agreement") with Sanders Morris Harris Inc. ("SMH"). Under the terms and conditions of the agreement, Sander Morris Harris Inc. will assist the Company with respect to:
(i) identifying potential acquisition or merger candidates; (ii) conducting due diligence review with respect to any proposed acquisition or merger candidate;
(iii) assisting the Company in negotiation of the financial terms and structure of any prospective business transaction (a "Transaction"); and (iv) providing other financial advisory services normal and customary for similar engagements.

     Under the Financial Advisory Agreement, the Company has agreed to pay: (i) a retainer fee equal to $5,000 per month; and (ii) a success fee equal to the greater of (A) 1.75% of the first $15 million of the purchase price of any Transaction, and 1% of the balance of the purchase price of any Transaction, or
(B) $600,000, less the retainer fee. The Company has agreed to pay 60% of the success fee if the target business has engaged another investment bank prior to initiating contact with the Company. The Financial Advisory Agreement is effective from February 8, 2005 until the earlier of July 14, 2006 or upon the completion of a Transaction. A copy of the press release announcing the engagement of SMH is attached hereto as Exhibit 99.1.

Item 8.01     Other Events.

     On February 22, 2004, the Company announced the completion of its initial public offering on February 18, 2005 of 4,800,000 Units at $6.00 per unit, generating gross proceeds of $28,800,000. Additionally, I-Bankers Securities, Incorporated and Newbridge Securities Corporation (representatives of the underwriters to the offering) exercised their option to purchase up to 720,000 additional Units, generating additional gross proceeds to the Company of $4,320,000. A copy of the press release announcing the closing of the initial public offering is attached hereto as Exhibit 99.2.

     On March 2,  2005,  the  Company  announced  that it had been  informed  by
I-Bankers Securities, Incorporated and Newbridge Securities Corporation, representatives of the underwriters of the Company's initial public offering of 4,800,000 Units, which closed February 18, 2005, that separate trading of the common stock and warrants underlying its Units will commence on March 3, 2005. The symbol for the common stock, warrant and units is CBAS, CBASW and CBASU, respectively. A copy of the press release announcing the break-up of the Units is attached hereto as Exhibit 99.3.

Item 9.01     Financial Statements and Exhibits

     (a)  Not applicable.
     (b)  Not applicable.
     (c) The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

          Exhibit
          Number        Description of Exhibit
          -------       ----------------------
           99.1         Press release dated March 9, 2005

           99.2         Press release dated February 22, 2005

           99.3         Press release dated March 2, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 11, 2005                   Coastal Bancshares Acquisition Corp.


                                        By: /s/ Cary M. Grossman
                                        Name:   Cary M. Grossman
                                        Title:  Co-Chief Executive Officer

                                Index to Exhibits

                  99.1                Press release dated March 9, 2005

                  99.2                Press release dated February 22, 2005

                  99.3                Press release dated March 2, 2005